UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 3, 2004

Date of report (date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 29, 2004, eGain Communications Corporation entered into a Loan and Security Agreement with Silicon Valley Bank pursuant to which eGain may borrow against a certain proportion of its accounts receivable (the “Loan and Security Agreement”). The Loan and Security Agreement replaces the Accounts Receivable Purchase Agreement between Silicon Valley Bank and eGain dated September 24, 2002, as previously amended (the “Prior Agreement”). The Intellectual Property Security Agreement entered into in connection with the Prior Agreement remains in effect.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 3, 2004, eGain Communications Corporation (“eGain”) issued a press release announcing its preliminary operating results for the three-month period ended September 30, 2004. The press release contains forward-looking statements regarding eGain and includes cautionary statements identifying important factors that may cause actual results to differ materially from those anticipated. A copy of the release is furnished herewith as Exhibit 99.1

To supplement eGain’s consolidated financial statements presented in accordance with GAAP (Generally Accepted Accounting Principles), eGain uses non-GAAP pro forma net income and pro forma net income per share measures, which are not in accordance with, or are an alternative to, GAAP financial measures and may be different from pro forma measures used by other companies. eGain’s management believes that the presentation of these measures is useful to investors and other interested persons because, by excluding certain expenses we believe are not indicative of our core operating results, the users of the financial statements are provided with a valuable insight into eGain’s operating results. Further, these non-GAAP results are one of the primary indicators eGain’s management uses for planning and forecasting future periods. In addition, eGain has consistently provided these pro forma measurements in previous earnings releases and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters.

A table reconciling this measure to GAAP net income (loss) is included in the condensed consolidated financial statements included in eGain’s earnings release.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

EXHIBIT NO. — DESCRIPTION

10.1                         Loan and Security Agreement between eGain and Silicon Valley Bank, dated October 29, 2004

99.1                         Press release, dated as of November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004

eGain Communications Corporation

By:	/S/ ERIC N. SMIT
Name: Title:	Eric N. Smit Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Loan and Security Agreement between eGain and Silicon Valley Bank, dated October 29, 2004

99.1	Press release dated November 3, 2004